UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
November 28, 2007
F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard Hermitage, Pennsylvania	16148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 981-6000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 8.01. Other Events.
     We are holding a presentation for investors at the 2007 FBR Capital Markets Investor Conference on November 28, 2007 in New York City. A copy of the presentation to be used at the conference and investor meetings is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Presentation to be presented on November 28, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
By:	/s/ James G. Orie
James G. Orie, Vice President and
Chief Legal Officer

     Date: November 28, 2007